SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                             SECURITIES ACT OF 1934


      Date of Report (Date of earliest event reported) June 1, 2001
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                          AMCON DISTRIBUTING COMPANY
                          --------------------------
           (Exact name of registrant as specified in its charter)


DELAWARE                           0-24708                      47-0702918
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(State or other                   (Commission                 (IRS Employer
jurisdiction of                   File Number)             Identification No.)
incorporation)


                        10228 "L" Street, Omaha, NE 68127
                        ---------------------------------
                (Address of principal executive offices) (Zip Code)


                                (402) 331-3727
                                --------------
             (Registrant's telephone number, including area code)


                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

AMCON Distributing Company ("AMCON"), a Delaware corporation, Merchants Wholesale Inc. ("MWI"), an Illinois corporation, and Robert and Marcia Lansing are parties to an Asset Purchase Agreement (the "Asset Purchase Agreement") and a Noncompete, Nonsoliciation and Nondisclosure Agreement (the "Noncompete Agreement"), both dated February 8, 2001 and addendums to the Asset Purchase Agreement and Noncompete Agreement(the "Asset Purchase Addendum" and the "Noncompete Addendum," respectively), both dated May 30, 2001. In addition, AMCON and Robert and Marcia Lansing are parties to a Real Estate Purchase Agreement (the "Real Estate Purchase Agreement") dated February 8, 2001 and an addendum to the Real Estate Purchase Agreement (the "Real Estate Addendum") dated May 30, 2001. The agreements referred to above are collectively referred to as the "Purchase Agreements."

On June 1, 2001, upon terms set forth in the Purchase Agreements, AMCON completed its purchase of the distribution business and assets of MWI for a purchase price of $36.9 million, net of liabilities assumed of $5.1 million. There are no material relationships between AMCON, MWI and Robert and Marcia Lansing and the purchase price was determined by arm's-length negotiations. Funding for the acquisition was provided as follows: $26.4 million through borrowings under a revolving loan agreement with LaSalle National Bank (the "Revolving Loan"); $7.0 million through a real estate loan with Gold Bank (the "Real Estate Loan"); and $3.5 million of deferred payment to MWI. Costs and expenses associated with the acquisition will be paid from AMCON's Revolving Loan proceeds. The Revolving Loan is secured by all of AMCON's assets, excluding real estate. The Real Estate Loan is secured by AMCON's two owned distribution centers.

The transaction under the Asset Purchase Agreement will be accounted for using the purchase method of accounting. The portion of the purchase price to be allocated to goodwill is currently estimated to be approximately $4.6 million and will be amortized over 20 years.

The real estate purchased under the Real Estate Purchase Agreement represents a 206,000 square foot building formerly occupied by MWI.

MWI operated through eight states as a wholesale distributor of consumer products in AMCON's traditional distribution business. MWI's distribution territory was within and contiguous to AMCON's current traditional distribution business territory.

On June 4, 2001, AMCON issued a press release announcing the completion of the transactions under the Purchase Agreements. The press release is filed herewith as an exhibit and incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORM FINANCIAL INFORMATION AND EXHIBITS

         (a)       Financial Statements of Business Acquired

                   The information required to be presented under this item is not yet available and will be provided in an amendment to this Form 8-K, which will be filed by the registrant on or before August 15, 2001


         (b)       Pro Forma Financial Information

                   The information required to be presented under this item is not yet available and will be provided in an amendment to this Form 8-K, which will be filed by the registrant on or before August 15, 2001


         (c)       Exhibits

                   The following items are filed as exhibits to this report:


         EXHIBIT NO.       DESCRIPTION

         2.1 Asset Purchase Agreement, dated February 8, 2001, between AMCON Distributing Company, Merchants Wholesale Inc. and Robert and Marcia Lansing

         2.2 Addendum to Asset Purchase Agreement, dated May 30, 2001, between AMCON Distributing Company, Merchants Wholesale Inc. and Robert and Marcia Lansing

         2.3 Real Estate Purchase Agreement, dated February 8, 2001, between AMCON Distributing Company, and Robert and Marcia Lansing

         2.4 Addendum to Real Estate Purchase Agreement, dated May 30, 2001, between AMCON Distributing Company, and Robert and Marcia Lansing

         2.5 Noncompete, Nonsolicitation and Nondisclosure Agreement, dated February 8, 2001, between AMCON Distributing Company, Merchants Wholesale Inc. and Robert and Marcia Lansing

         2.6 Addendum to Noncompete, Nonsolicitation and Nondisclosure Agreement, dated May 30, 2001, between AMCON Distributing Company, Merchants Wholesale Inc. and Robert and Marcia Lansing

         99.1 Press release, dated June 4, 2001, issued by AMCON Distributing Company




                                    SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                AMCON DISTRIBUTING COMPANY
                                     (Registrant)



Date:    June 18, 2001          By :     Michael D. James
                                         -------------------------
                                Name:    Michael D. James
                                Title:   Treasurer & Chief Financial
                                           Officer

                                 EXHIBIT INDEX
                                 -------------

         Exhibit           Description

         2.1 Asset Purchase Agreement, dated February 8, 2001, between AMCON Distributing Company, Merchants Wholesale Inc. and Robert and Marcia Lansing

         2.2 Addendum to Asset Purchase Agreement, dated May 30, 2001, between AMCON Distributing Company, Merchants Wholesale Inc. and Robert and Marcia Lansing

         2.3 Real Estate Purchase Agreement, dated February 8, 2001, between AMCON Distributing Company, and Robert and Marcia Lansing

         2.4 Addendum to Real Estate Purchase Agreement, dated May 30, 2001, between AMCON Distributing Company, and Robert and Marcia Lansing

         2.5 Noncompete, Nonsolicitation and Nondisclosure Agreement, dated February 8, 2001, between AMCON Distributing Company, Merchants Wholesale Inc. and Robert and Marcia Lansing

         2.6 Addendum to Noncompete, Nonsolicitation and Nondisclosure Agreement, dated May 30, 2001, between AMCON Distributing Company, Merchants Wholesale Inc. and Robert and Marcia Lansing

         99.1 Press release, dated June 4, 2001, issued by AMCON Distributing Company